UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 30, 2026
Federal Realty Investment Trust
Federal Realty OP LP
(Exact name of registrant as specified in its charter)

Maryland (Federal Realty Investment Trust)	1-07533	87-3916363
Delaware (Federal Realty OP LP)	333-262016-01	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Rose Avenue, Suite 200	North Bethesda,	Maryland	20852
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number including area code: 301/998-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Federal Realty Investment Trust
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	FRT	New York Stock Exchange
$0.01 par value per share, with associated Common Share Purchase Rights

Depositary Shares, each representing 1/1000 of a 5.00%	FRT-C	New York Stock Exchange
Series C Cumulative Redeemable Preferred Share, $0.01 par value per share

Federal Realty OP LP
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Federal Realty Investment Trust Yes ☐ No ☒	Federal Realty OP LP Yes ☐ No ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Federal Realty Investment Trust ☐	Federal Realty OP LP ☐

Item 2.02.     Results of Operations and Financial Condition.

    The information under this Item 2.02-Results of Operations and Financial Condition and the exhibits attached hereto, are being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information under this Item 2.02 and the exhibits attached hereto shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

    On October 30, 2026, Federal Realty Investment Trust issued supplemental data pertaining to its operations, as well as a press release, to report its financial results for the quarter ended September 30, 2026. The supplemental data and press release are furnished as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits

    99.1    Supplemental information at September 30, 2026 (including press release dated October 30, 2026)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST
FEDERAL REALTY OP LP

Date:	October 30, 2026	/s/ Daniel Guglielmone

Daniel Guglielmone
Executive Vice President-
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Supplemental Information at September 30, 2026

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)